Exhibit 10.77

ACKNOWLEDGMENT AGREEMENT

This Acknowledgment Agreement, dated as of December 7, 2009 (this “Agreement”), is entered into by the Sponsor Shareholders (as defined below) of Intelsat Global, Ltd., a Bermuda exempted company (the “Company”).

WHEREAS, pursuant to Section 15(j) of the Management Shareholders Agreement of the Company (as amended from time to time, the “MSA”), the MSA may be amended by a resolution of the Company’s Board of Directors (the “Board”); provided that any such amendment is approved by the BC Investors (as defined in the MSA) and Silver Lake (as defined in the MSA) (the “Sponsor Shareholders”);

WHEREAS, on December 7, 2009, by a resolution of the Board, the Board adopted certain amendments to the MSA, effective as of December 15, 2009, in substantially the form attached hereto as Exhibit A (the “MSA Amendment”); and

WHEREAS, the Sponsor Shareholders desire to approve the MSA Amendment as adopted by the Board.

NOW, THEREFORE, in consideration of the foregoing, the Sponsor Shareholders hereby approve the MSA Amendment.

This Agreement may be executed in counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the Sponsor Shareholders have caused this Agreement to be duly executed as of the date first written above.

For and on behalf of the Limited Partnerships comprising BC European Capital VIII – 1 to 12 and 14 to 34:

Matthew Elston
Director, CIE Management II Limited acting as General Partner of the Limited Partnerships comprising BC European Capital VIII – 1 to 12 and 14 to 34

Laurence McNairn
Director, CIE Management II Limited acting as General Partner of the Limited Partnerships comprising BC European Capital VIII – 1 to 12 and 14 to 34

For and on behalf of BC European Capital 35 SC:

Matthew Elston Director, LMBO Europe SAS

As Gérant to BC European Capital 35 SC

[Signature Page to Acknowledgment Agreement]

For and on behalf of BC European Capital 36 SC:

Matthew Elston Director, LMBO Europe SAS

As Gérant to BC European Capital 36 SC

For and on behalf of BC European Capital 37 SC:

Matthew Elston Director, LMBO Europe SAS

As Gérant to BC European Capital 37 SC

For and on behalf of BC European Capital-Intelsat Syndication L.P.:

Matthew Elston Director, CIE Management II Limited acting as General Partner of BC European Capital – Intelsat Syndication L.P.

Laurence McNairn
Director, CIE Management II Limited acting as General Partner of BC European Capital – Intelsat Syndication L.P.

[Signature Page to Acknowledgment Agreement]

For and on behalf of BC European Capital 38 SC:

Matthew Elston Director, LMBO Europe SAS

As Gérant to BC European Capital 38 SC

For and on behalf of BC European Capital 39 SC:

Matthew Elston Director, LMBO Europe SAS

As Gérant to BC European Capital 39 SC

For and on behalf of BC European Capital – Intelsat Co-Investment:

Matthew Elston Director, CIE Management II Limited acting as General Partner of BC European Capital – Intelsat Co-Investment

Laurence McNairn
Director, CIE Management II Limited acting as General Partner of BC European Capital – Intelsat Co-Investment

[Signature Page to Acknowledgment Agreement]

For and on behalf of BC European Capital – Intelsat Co-Investment 1:

Matthew Elston Director, CIE Management II Limited acting as General Partner of BC European Capital – Intelsat Co-Investment 1

Laurence McNairn
Director, CIE Management II Limited acting as General Partner of BC European Capital – Intelsat Co-Investment 1

[Signature Page to Acknowledgment Agreement]

SILVER LAKE PARTNERS III, L.P.

By:	Silver Lake Technology Associates III, L.P.,
its general partner

By:	SLTA III (GP), L.L.C., its general partner
its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:
Name:
Title:

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.

By:	Silver Lake Technology Associates III, L.P.,
its general partner

By:	SLTA III (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:
Name:
Title:

[Signature Page to Acknowledgment Agreement]